Invesco New York Tax Free Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	VK-NYTFI-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.67%(a)
New York–105.97%
Albany (County of), NY Airport Authority; Series 2010 A, Ref. RB (INS -AGM)(b)	5.00%	12/15/2025	$ 500	$ 517,460
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB (c)(d)	6.25%	11/15/2020	1,000	1,069,230
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2048	435	487,248
Battery Park City Authority; Series 2009 B, RB	5.00%	11/01/2034	500	506,985
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	490	564,647
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB (c)(d)	6.25%	01/15/2020	685	705,954
Series 2009, RB (c)(d)	6.37%	01/15/2020	475	489,891
Series 2009, RB (e)	0.00%	07/15/2034	3,685	2,229,167
Series 2016 A, Ref. RB (f)(g)	5.00%	07/15/2042	4,795	5,445,682
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,165,270
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,118,928
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	893,846
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,328,142
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	535,865
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB (h)	5.00%	06/01/2047	1,250	1,340,587
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (h)(i)	5.00%	01/01/2035	1,100	1,200,650
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	350	376,821
Series 2012, RB	5.00%	08/01/2042	1,750	1,874,110
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/2044	600	662,916
Erie (County of), NY Industrial Development Agency (City of Buffalo School District); Series 2011 A, RB (f)	5.25%	05/01/2030	2,850	3,047,591
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	1,275	1,274,987
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB (c)(d)	5.75%	07/01/2019	1,340	1,344,422
Hudson Yards Infrastructure Corp.;
Series 2012 A, RB (c)(d)	5.75%	02/15/2021	865	929,391
Series 2012 A, RB	5.75%	02/15/2047	535	571,209
Series 2017 A, Ref. RB (INS- AGM)(b)	4.00%	02/15/2047	575	624,904
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	555	565,612
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, RB	6.00%	07/01/2030	1,000	1,011,240
Long Island Power Authority; Series 2016 B, Ref. RB	5.00%	09/01/2036	655	775,317
Metropolitan Transportation Authority;
Series 2009 B, RB (c)(d)	5.00%	11/15/2019	1,500	1,524,930
Series 2009 B, RB (c)(d)	5.25%	11/15/2019	615	625,904
Series 2012 H, RB	5.00%	11/15/2030	340	375,561
Series 2012 H, RB (c)(d)	5.00%	11/15/2030	410	461,713
Series 2013 E, RB (c)(d)	5.00%	11/15/2023	1,000	1,161,250
Subseries 2002 G-1H, Ref. RB (67% of 1 mo. USD LIBOR + 0.82%)(d)(j)	2.46%	02/01/2022	900	903,069
Metropolitan Transportation Authority (Climate Bond Certified);
Series 2017, RB	5.25%	11/15/2057	935	1,121,495
Subseries 2017 A-1, RB	5.25%	11/15/2057	745	875,740
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. RB (e)	0.00%	11/15/2040	3,750	1,849,950
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB (c)(d)	5.50%	10/01/2021	370	404,932
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB (c)(d)	5.00%	07/01/2021	875	941,806
Series 2015 A, Ref. RB	5.00%	07/01/2033	785	913,230
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB (f)(g)	5.00%	11/15/2051	4,905	5,219,067
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB	6.50%	01/01/2032	420	435,628
Series 2014 A, RB	6.70%	01/01/2049	180	182,669
Series 2014 C, RB (k)	2.00%	01/01/2049	65	10,556
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,011,570
See accompanying notes which are an integral part of this schedule.
Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/2037	$ 750	$ 803,160
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	750	721,568
Series 2006 A-3, RB	5.12%	06/01/2046	615	593,174
New York & New Jersey (States of) Port Authority; Two Hundred Series 2017, Ref. RB (f)	5.25%	10/15/2057	3,115	3,714,887
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS -NATL)(b)(i)	5.75%	12/01/2022	1,645	1,704,845
Series 2010, RB	6.00%	12/01/2042	860	910,611
New York (City of), NY;
Series 2015 F, VRD GO Bonds (l)	1.58%	06/01/2044	400	400,000
Series 2016 B-1, GO Bonds	5.00%	12/01/2041	1,000	1,185,410
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,249,200
Subseries 2012 G-7, VRD GO Bonds (LOC - BK Tokyo-Mitsubishi UFJ)(l)(m)	1.48%	04/01/2042	450	450,000
Subseries 2015 F-5, VRD GO Bonds (l)	1.47%	06/01/2044	150	150,000
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2006, RB (INS- AMBAC)(b)	5.00%	01/01/2036	1,140	1,142,827
New York (City of), NY Municipal Water Finance Authority;
Series 2009 FF-2, RB	5.50%	06/15/2040	1,600	1,604,736
Series 2017 DD, RB (f)	5.25%	06/15/2047	2,250	2,708,933
Subseries 2012 A-1, VRD RB (l)	1.47%	06/15/2044	1,000	1,000,000
New York (City of), NY Transitional Finance Authority;
Series 2018 S-3, RB	5.00%	07/15/2043	885	1,064,938
Series 2018 S-3, RB	5.25%	07/15/2045	310	381,641
Subseries 2009 A-1, RB (f)	5.00%	05/01/2030	140	0
Subseries 2011 E, RB	5.00%	11/01/2024	660	705,382
Subseries 2009 A-1, RB (c)(f)	5.00%	05/01/2028	420	421,130
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,143,330
New York (City of), NY Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	850	863,940
New York (Counties of), NY Tobacco Trust V;
Series 2005 S-1, RB (e)	0.00%	06/01/2038	3,430	1,116,122
Series 2005 S-2, RB (e)	0.00%	06/01/2050	6,770	978,400
New York (State of) Dormitory Authority;
Series 2009 C, RB (c)(d)	5.00%	10/01/2019	1,385	1,401,717
Series 2009 C, RB (INS- AGC)(b)	5.00%	10/01/2024	115	116,274
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	717,420
Series 2019 A, RB	5.00%	10/01/2034	820	999,793
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2009, Ref. RB	5.75%	07/01/2033	660	662,152
New York (State of) Dormitory Authority (Catholic Health System Obligated Group); Series 2019 A, Ref. RB	4.00%	07/01/2045	750	807,367
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2027	710	906,365
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2030	750	1,000,635
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2031	555	744,088
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/2041	510	540,131
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS- NATL)(b)	5.25%	07/01/2028	935	1,132,958
New York (State of) Dormitory Authority (Fordham University); Series 2011 A, RB (c)(d)	5.13%	07/01/2021	500	539,450
New York (State of) Dormitory Authority (General Purpose); Series 2018 A, Ref. RB	5.25%	03/15/2038	1,500	1,874,790
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,326,108
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,002,650
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS -NATL)(b)	5.50%	07/01/2023	1,250	1,411,475
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	875	931,035
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB (c)(d)	5.13%	07/01/2019	1,250	1,253,500
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB (c)(d)	6.00%	07/01/2020	1,500	1,575,000
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS- BHAC)(b)	5.50%	07/01/2031	1,070	1,391,760
See accompanying notes which are an integral part of this schedule.
Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB (h)	5.00%	12/01/2045	$425	$471,920
Series 2017, Ref. RB (h)	5.00%	12/01/2036	1,300	1,496,534
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB (c)(d)	5.00%	05/01/2023	20	22,770
Series 2013 A, RB	5.00%	05/01/2029	980	1,064,946
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,037,350
Series 2016, Ref. RB	5.00%	07/01/2039	500	578,345
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,250	1,292,725
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	775	802,621
New York (State of) Dormitory Authority (St. John’s University);
Series 2012, RB (c)(d)	5.00%	07/01/2022	580	644,479
Series 2012, RB (c)(d)	5.00%	07/01/2022	5	5,548
Series 2012, RB	5.00%	07/01/2030	635	698,462
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	500	509,040
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	1,185	1,338,612
New York (State of) Dormitory Authority (The New School);
Series 2010, RB (c)(d)	5.50%	07/01/2020	1,245	1,300,627
Series 2011, Ref. RB	5.00%	07/01/2031	750	798,150
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	702,992
Series 2014 A, RB	5.50%	01/01/2044	700	777,273
New York (State of) Housing Finance Agency; Series 2009 B, VRD RB (LOC - Landesbank Hessen-thrgn)(l)(m)	1.60%	05/01/2042	1,000	1,000,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	786,874
New York (State of) Thruway Authority; Series 2014 J, RB	5.00%	01/01/2034	1,620	1,834,018
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,749,015
Series 2016 B, RB (e)	0.00%	11/15/2044	3,270	1,361,236
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB (h)	5.00%	11/15/2044	1,505	1,645,702
Series 2014, Class 3, Ref. RB (h)	7.25%	11/15/2044	415	495,651
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB	5.00%	11/15/2031	875	947,432
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. RB	5.00%	09/15/2043	1,410	1,524,069
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. RB	6.37%	07/15/2049	1,215	1,250,575
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	855	1,166,998
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, RB	5.00%	06/15/2031	1,430	1,529,156
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB (c)	5.50%	04/15/2035	615	868,478
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB (i)	5.00%	08/01/2019	735	738,249
Series 2016, Ref. RB (i)	5.00%	08/01/2026	1,070	1,130,755
Series 2016, Ref. RB (i)	5.00%	08/01/2031	900	946,449
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, RB (i)	5.00%	01/01/2036	1,545	1,806,553
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB (f)(g)(i)	5.00%	07/01/2046	1,750	1,922,060
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB (h)(i)	4.75%	11/01/2042	790	815,351
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB (i)	5.00%	04/01/2029	725	815,734
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	275	292,188
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS -NATL)(b)	5.00%	06/15/2023	935	1,057,457
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.37%	07/01/2040	1,065	1,100,550
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB (c)(d)	5.13%	07/01/2019	750	752,100
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(i)(m)	5.37%	12/01/2036	1,000	1,002,340
See accompanying notes which are an integral part of this schedule.
Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	$720	$738,367
Series 2005 A, RB (e)(h)	0.00%	08/15/2045	4,000	697,360
Series 2005 C, RB (e)(h)	0.00%	08/15/2060	25,000	988,250
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB (f)	5.00%	10/15/2031	2,765	3,246,967
Suffolk (County of), NY Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, RB (h)	5.37%	01/01/2027	820	820,033
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	465	488,194
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	461,455
Syracuse (City of), NY; Series 2011 A, GO Bonds (i)	5.00%	11/01/2036	1,000	1,066,920
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB (i)	5.00%	01/01/2035	755	798,639
Tompkins (County of), NY Industrial Development Agency (Cornell University); Series 2008 A, RB	5.00%	07/01/2037	250	258,828
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2032	1,250	1,245,200
Triborough Bridge & Tunnel Authority; Series 2013 C, RB (f)	5.00%	11/15/2038	2,790	3,112,468
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	1,250	1,298,912
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2048	930	907,568
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,523,011
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,002,740
Series 2009 A, Ref. RB	5.00%	07/01/2026	810	812,219
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB (h)(i)	7.00%	06/01/2046	470	524,055
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	1,000	1,111,670
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,335,663
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, RB	6.25%	10/15/2040	1,000	1,032,480
				161,578,427
Guam–3.33%
Guam (Territory of);
Series 2011 A, RB	5.25%	01/01/2036		550	577,946
Series 2015 D, Ref. RB	5.00%	11/15/2039		750	820,042
Guam (Territory of) (Section 30);
Series 2009 A, RB (c)(d)	5.62%	12/01/2019		135	137,839
Series 2009 A, RB (c)(d)	5.75%	12/01/2019		1,250	1,277,050
Guam (Territory of) Power Authority;
Series 2010 A, RB (c)(d)	5.50%	10/01/2020		450	473,823
Series 2012 A, Ref. RB	5.00%	10/01/2034		610	650,437
Guam (Territory of) Waterworks Authority;
Series 2010, RB (c)(d)	5.63%	07/01/2020		740	772,826
Series 2014 A, Ref. RB	5.00%	07/01/2029		325	360,646
					5,070,609
Virgin Islands–0.98%
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (h)	5.00%	09/01/2030		770	849,348
Virgin Islands Port Authority; Series 2014 A, Ref. RB (i)	5.00%	09/01/2029		665	653,296
					1,502,644
Puerto Rico–0.39%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033		270	272,684
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB (e)	0.00%	07/01/2027		420	318,902
					591,586
TOTAL INVESTMENTS IN SECURITIES(n)–110.67% (Cost $158,519,370)					168,743,266
FLOATING RATE NOTE OBLIGATIONS–(11.39)%
Notes with interest and fee rates ranging from 1.84% to 1.91% at 05/31/2019 and contractual maturities of collateral ranging from 05/01/2028 to 10/15/2057 (See Note 1D)(o)					(17,365,000)
OTHER ASSETS LESS LIABILITIES–0.72%					1,095,426
NET ASSETS–100.00%					$152,473,692
See accompanying notes which are an integral part of this schedule.
Invesco New York Tax Free Income Fund

Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Notes to Schedule of Investments:
(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(g)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,635,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $11,345,441, which represented 7.44% of the Fund’s Net Assets.
(i)	Security subject to the alternative minimum tax.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(k)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at May 31, 2019 represented less than 1% of the Fund’s Net Assets.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on May 31, 2019.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
(o)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2019. At May 31, 2019, the Fund’s investments with a value of $28,838,785 are held by TOB Trusts and serve as collateral for the $17,365,000 in the floating rate note obligations outstanding at that date.
See accompanying notes which are an integral part of this schedule.
Invesco New York Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of
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D.	Floating Rate Note Obligations — (continued)
such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
E.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
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Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of May 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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